For Release 6:30 a.m. CDT

VIGNETTE REPORTS FOURTH QUARTER AND FISCAL YEAR 2006 FINANCIAL RESULTS

Strong Q4 performance closes out a productive year for Vignette

AUSTIN, Texas — January 25, 2007 — Vignette Corporation (NASDAQ: VIGN) today announced GAAP and non-GAAP net income increased 135% and 60% respectively during the fourth quarter of 2006 on total revenue of $52.6 million, which was up 3.4% from the fourth quarter of 2005. Vignette’s GAAP net income for the quarter was $6.8 million and diluted EPS was $0.23, versus $2.9 million and $0.10 in the same quarter of last year. On a non-GAAP basis, Vignette's net income for the quarter was $8.5 million and diluted EPS was $0.28, versus $5.3 million of net income and diluted EPS of $0.18 in the same quarter of last year.

For the year ended December 31, 2006, total revenue increased 3.6% from the prior year to $197.6 million. On a GAAP basis, net income decreased 40% to $12.3 million as the 2005 full year results included a one-time gain of $15.3 million on the sale of equity investments. As a result, GAAP EPS also declined year over year from $0.68 to $0.41 on a diluted basis. On a non-GAAP basis, income from operations increased 35% to $14.6 million and net income increased 59% to $21.9 million. Non-GAAP diluted EPS was $0.73 versus $0.46 in the prior year.

Non-GAAP results exclude purchased in-process research and development, acquisition-related charges, stock option expense, amortization expense for certain intangible assets, and one-time charges and gains. One-time charges and gains generally relate to business restructuring, investment and fixed asset impairment. A reconciliation of net income calculated in accordance with GAAP and non-GAAP net income is provided in the tables immediately following the condensed consolidated balance sheets and a further description of non-GAAP adjustments can be found under the caption ‘Non-GAAP Financial Information' below.

During the quarter Vignette realized strong cash flow from operations of $11.7 million. Under the share repurchase program announced on November 13, 2006, Vignette purchased 815,750 shares of Vignette stock on the open market during the quarter at an average price of $16.75. In addition, during the quarter Vignette moved $11.7 million of cash and short term investments to liquid securities with maturities of more than one year. The combination of cash provided by operations and the use of cash for investing and financing activities resulted in an $11 million reduction in cash and short term investments during the quarter to a new balance of $204 million.

“We are pleased with our continued progress,” said Mike Aviles, president and chief executive officer at Vignette. “We exceeded guidance for both GAAP and non-GAAP earnings per share, our solutions are earning industry-wide recognition, and we are attracting some of the best and brightest people in the industry.”

New Business
Vignette recognized orders from new and existing customers during the quarter including Adventist Health, AMVESCAP, AXA Banque, Australia and New Zealand Banking Group, Australia Unity Group Services, Avery Dennison Office Products Company, Bank Leumi Israel Ltd., Baystate Health, Driver and Vehicle Licensing Agency, Educational Testing System, Givaudan, ING, MBF Limited, McGraw Hill Companies, Mercedes-Benz USA, Mercer Human Resource Services, Nedbank Limited, Nuskin International, Petrobras Energia SA, Pioneer Electronics, Safeway Inc, SPX Corporation, and Standard Bank of South Africa.

Stock Repurchase Program
During the quarter, Vignette announced the repurchase of up to $75 million of its Common Stock over the next year. Purchases will be made from time to time as market and business conditions warrant, in open market, negotiated or block transactions, in accordance with applicable laws, rules and regulations. Vignette’s financial strength and ability to generate cash has well positioned the company to invest in its current business and pursue growth through acquisitions

Industry Recognition
During the quarter, Vignette continued to receive recognition from industry analysts and media outlets for execution and vision in product development and implementation. In a research note published this quarter, Nucleus Research recognized the recent release of Vignette Web Content Management for helping simplify complicated processes with a cleaner interface, personalized platform approach and enhanced publishing capabilities. Vignette Portal was acknowledged by CMS Watch for its ease of implementation and installation. Vignette was also named one of EContent Magazine’s ‘100 Companies that Matter Most’ as an innovative provider of Next-Generation Web solutions.

Leo Brunnick Named SVP of Products and Marketing
Leo Brunnick has been named senior vice president of Products and Marketing at Vignette. Brunnick will oversee the product marketing and management organizations as well as corporate communications and corporate marketing. Brunnick formerly held the position of senior vice president of Research and Development at Vignette, where he drove the company's worldwide software research and development efforts. Brunnick joined Vignette in 1999.

Somesh Singh Joins Vignette to Lead R&D and Technical Operations
Somesh Singh will join Vignette as senior vice president of Research and Development and Technical Operations effective February 13, 2007. Singh will oversee Vignette’s global engineering, customer care and IT organizations. Prior to joining Vignette, Singh held several positions at BMC Software including vice president and general manager of Worldwide Research and Development Operations and Cross Platform Technologies. Most recently, Singh served as vice president and general manager of BMC’s Identity Management Services Business Unit. Singh holds a Master of Business Administration from The Wharton School in Philadelphia, a Master of Science degree in Chemical Engineering from Columbia University in New York and a Bachelor of Science degree in Chemical Engineering from Banares Hindu University in India.

1Q 2007 Financial Outlook
While year over year earnings growth in the fourth quarter was strong, revenue growth was modest.  Vignette anticipates this revenue trend to continue in the first quarter of 2007 with flat to modest growth or a modest decline in total revenue.

Vignette currently anticipates first quarter 2007 revenue to be between $45 million and $50 million. First quarter 2007 GAAP net income is currently expected to be between $0.03 and $0.10 per share on a fully diluted basis. On a non-GAAP basis, the company expects first quarter 2007 net income to be between $0.11 and $0.18 per share on a fully diluted basis. For a discussion of factors that could cause actual results to differ materially from these targets, see ‘Forward-Looking Statements' below.

Conference Call Details
Vignette will host a conference call and live webcast regarding its fourth quarter and fiscal year 2006 financial results on Thursday, January 25, 2007, at 8:00 a.m. EST. To access the webcast, visit the Investor Relations section of Vignette’s Web site.

If you are not able to access the live webcast, dial-in information is as follows:

Dial-in number: (888) 275-3515
Call title: Vignette Financial Results

The webcast and conference call will be archived and available for replay from Thursday, January 25, at 9:00 a.m. EST to Sunday, February 25, at 11:59 p.m. EST. The replay information is as follows:

Toll-free number: (800) 642-1687
International number: (706) 645-9291
Access code: 1403245

Non-GAAP Financial Information
Vignette believes non-GAAP financial information provides a more accurate representation of the company's financial performance and uses non-GAAP information internally to evaluate and manage the company's operations. The presentation of this additional information is not a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

About Vignette Corp.
For more than 10 years, Vignette has helped organizations worldwide transform their content from a liability to an asset. Vignette’s family of Enterprise Content Management solutions lets these organizations leverage their records, documents, Web pages, images, multimedia and other unstructured content to create new opportunities, expand profits, manage their risk and realize greater savings and efficiencies. Vignette is headquartered in Austin, Texas with local operations worldwide. Visit www.vignette.com.

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FORWARD-LOOKING STATEMENTS

This release may contain forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements included in this document are based upon information available to Vignette as of the date hereof, and Vignette assumes no obligation to update any such forward-looking statement.

Vignette and the V Logo are trademarks or registered trademarks of Vignette Corp. in the United States and other countries.
All other names are the trademarks or registered trademarks of their respective companies.

Contacts:
Investor Contact: Pat Kelly Chief Financial Officer (512) 741-4727 pat.kelly@vignette.com	Media Contact: David Tishgart Senior Manager, Public Relations (512) 741- 4871 david.tishgart@vignette.com

VIGNETTE CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
	December 31,	December 31,
	2006	2005
ASSETS	(unaudited)	(unaudited)

Cash, cash equivalents and short-term investments	$204,454	$197,057
Accounts receivable, net	35,700	38,610
Prepaid expenses & other current assets	7,163	7,828

Total current assets	247,317	243,495

Property and equipment, net	6,899	8,191

Investments - other	7,563	8,288
Long Term Investments in Marketable Securities	11,688	-
Intangible assets, net	145,622	154,746
Other assets	2,063	2,441
Total assets	$421,152	$417,161

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable & accrued expenses	$34,570	$35,757
Deferred revenue	35,717	34,306
Other current liabilities	7,762	8,113

Total current liabilities	78,049	78,176

Deferred revenue - less current portion	2,203	4,553
Long term liabilities - less current portion	3,113	4,323

Total liabilities	83,365	87,052

Stockholders' equity	337,787	330,109

Total liabilities and stockholders' equity	$421,152	$417,161

VIGNETTE CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2006	2005	2006	2005
	(Unaudited)		(Unaudited)
Revenue:
Product license	$19,215	$20,054	$66,368	$70,316
Services	33,363	30,810	131,206	120,359

Total revenue	52,578	50,864	197,574	190,675

Cost of revenue:
Product license	717	528	2,548	2,911
Amortization of acquired technology	1,254	1,254	5,017	6,267
Services	15,554	14,499	60,399	55,427
Total cost of revenue	17,525	16,281	67,964	64,605
Gross profit	35,053	34,583	129,610	126,070
Operating expenses:
Research and development	8,355	8,051	34,013	33,212
Sales and marketing	16,974	18,363	70,192	68,080
General and administrative	4,231	5,318	17,941	20,291
Purchased in-process research and development, acquisition-related and other charges	-	-	-	270
Business restructuring charges (benefits)	(84)	(10)	150	(2,899)
Amortization of intangible assets	907	1,166	3,720	5,003
Total operating expenses	30,383	32,888	126,016	123,957

Income from operations	4,670	1,695	3,594	2,113

Other income (expense), net	2,793	1,800	10,613	20,710

Income before income taxes	7,463	3,495	14,207	22,823

Provision for income taxes	648	600	1,888	2,429

Net income	$6,815	$2,895	$12,319	$20,394

Basic net income per share	$0.23	$0.10	$0.42	$0.70

Diluted net income per share	$0.23	$0.10	$0.41	$0.68

Shares used in computing net income per share:
Basic	29,748	29,418	29,658	29,181
Diluted	29,950	30,013	29,878	29,807

VIGNETTE CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS- NON-GAAP
(in thousands, except per share data)

	Three Months Ended			Three Months Ended
	December 31, 2006			December 31, 2005
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenue:
Product license	$19,215	$-	$19,215	$20,054	$-	$20,054
Services	33,363	-	33,363	30,811	-	30,811

Total revenue	52,578	-	52,578	50,864	-	50,864

Cost of revenue:
Product license	717	-	717	528	-	528
Amortization of acquired technology (a)	1,254	(1,254)	-	1,254	(1,254)	-
Services (b)	15,554	(55)	15,499	14,499	-	14,499

Total cost of revenue	17,525	(1,309)	16,216	16,281	(1,254)	15,027

Gross profit (a)(b)	35,053	1,309	36,362	34,583	1,254	35,837

Operating expenses:
Research and development (b)	8,355	(47)	8,308	8,051	-	8,051
Sales and marketing (b)	16,974	(60)	16,914	18,363	-	18,363
General and administrative (b)	4,231	(197)	4,034	5,318	-	5,318
Business restructuring charges (c)	(84)	84	-	(10)	10	-
Amortization of intangible assets (d)	907	(907)	-	1,166	(1,166)	-

Total operating expenses	30,383	(1,127)	29,256	32,888	(1,156)	31,732

Income from operations (a)(b)(c)(d)	4,670	2,436	7,106	1,695	2,410	4,105

Other income (expense), net (e)	2,793	(763)	2,030	1,800	-	1,800

Income before income taxes	7,463	1,673	9,136	3,495	2,410	5,905

Provision for income taxes	648	-	648	600	-	600

Net income (a)(b)(c)(d)(e)	$6,815	$1,673	$8,488	$2,895	$2,410	$5,305

Basic net income per share (a)(b)(c)(d)(e)	$0.23		$0.29	$0.10		$0.18

Diluted net income per share (a)(b)(c)(d)(e)	$0.23		$0.28	$0.10		$0.18

Shares used in computing net income per share:
Basic	29,748		29,748	29,418		29,418
Diluted	29,950		29,950	30,013		30,013

Supplemental Data (a)(b)(c)(d)(e):
(a) For the three months ended December 31, 2006 and 2005, excludes amortization of technology acquired in the Tower Technology, Inc, Epicentric, Inc. and Intraspect Software, Inc. business combinations.

(b) For the three months ended December 31, 2006 excludes stock option expense.

(c) For the three months ended December 31, 2006 and 2005 excludes business restructuring (benefits) associated with our excess facilities accrual.

(d) For the three months ended December 31, 2005 and 2006 excludes amortization of intangible assets.

(e) For the three months ended December 31, 2006 includes gain on the sale of equity investments of $604 thousand and purchase accounting credits of $159 thousand.

Note : To supplement our consolidated financial statements presented in GAAP, Vignette uses non-GAAP measures of gross profit, operating loss, loss before income taxes, net loss and net loss per share, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance the user's overall understanding of our financial performance.

VIGNETTE CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS- NON-GAAP
(in thousands, except per share data)

	Year Ended			Year Ended
	December 31, 2006			December 31, 2005
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenue:
Product license	$66,368	$-	$66,368	$70,316	$-	$70,316
Services	131,206	-	131,206	120,359	-	120,359

Total revenue	197,574	-	197,574	190,675	-	190,675

Cost of revenue:
Product license	2,548	-	2,548	2,911	-	2,911
Amortization of acquired technology (a)	5,017	(5,017)	-	6,267	(6,267)	-
Services (b)	60,399	(352)	60,047	55,427	-	55,427

Total cost of revenue	67,964	(5,369)	62,595	64,605	(6,267)	58,338

Gross profit (a)(b)	129,610	5,369	134,979	126,070	6,267	132,337

Operating expenses:
Research and development (b)	34,013	(244)	33,769	33,212	-	33,212
Sales and marketing (b)	70,192	(544)	69,648	68,080	-	68,080
General and administrative (b)	17,941	(937)	17,004	20,291	-	20,291
Purchased in-process research and development, acquisition-related and other charges	-	-	-	270	(270)	-
Business restructuring charges (c)	150	(150)	-	(2,899)	2,899	-
Amortization of deferred stock compensation	-	-	-	-	-	-
Amortization of intangible assets ( d)	3,720	(3,720)	-	5,003	(5,003)	-

Total operating expenses	126,016	(5,595)	120,421	123,957	(2,374)	121,583

Income from operations (a)(b)(c)(d)	3,594	10,964	14,558	2,113	8,641	10,754

Other income (expense), net (e)	10,613	(1,358)	9,255	20,710	(15,264)	5,446

Income before income taxes	14,207	9,606	23,813	22,823	(6,623)	16,200

Provision for income taxes	1,888	-	1,888	2,429	-	2,429

Net income (a)(b)(c)(d)(e)	$12,319	$9,606	$21,925	$20,394	$(6,623)	$13,771

Basic net income per share (a)(b)(c)(d)(e)	$0.42		$0.74	$0.70		$0.47

Diluted net income per share (a)(b)(c)(d)(e)	$0.41		$0.73	$0.68		$0.46

Shares used in computing net income per share:
Basic	29,658		29,658	29,181		29,181
Diluted	29,878		29,878	29,807		29,807

Supplemental Data (a)(b)(c)(d)(e):
(a) For the year ended December 31, 2006 and 2005, excludes amortization of technology acquired in the Tower Technology, Inc, Epicentric, Inc. and Intraspect Software, Inc. business combinations.

(b) For the year ended December 31, 2006 excludes stock option expense (credit).

(c) For the year ended December 31, 2006 and 2005 excludes business restructuring charges (benefits) associated with our excess facilities accrual.

(d) For the year ended December 31, 2005 and 2006 excludes amortization of intangible assets.

(e) For the year ended December 31, 2006 excludes $72 thousand for lease credit, $682 thousand for a purchase accounting credits, and $604 thousand for gain on the sale of equity investment. For the year ended December 31, 2005 excludes $15.3 million for gains on the sale of equity investments.

Note : To supplement our consolidated financial statements presented in GAAP, Vignette uses non-GAAP measures of gross profit, operating loss, loss before income taxes, net loss and net loss per share, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance the user's overall understanding of our financial performance.